UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 12, 2000


                         Shire Pharmaceuticals Group plc
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                England and Wales
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


              0-29630                                     N/A
-------------------------------------       ------------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)

East Anton, Andover, Hampshire SP10 5RG England
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code           44-1264-333455
                                                  ------------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits:

2.1 Merger Agreement, dated as of December 11, 2000, among BioChem Pharma Inc., 3829341 Canada Inc. and Shire Pharmaceuticals Group plc*

10.1 Stock Option Agreement dated as of December 11, 2000 between Shire Pharmaceuticals Group plc and BioChem Pharma Inc.*

99.1 Joint Press Release dated December 11, 2000


----------

*    Incorporated by reference to Shire's Form 8-K filed on December 11, 2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2000          SHIRE PHARMACEUTICALS GROUP PLC



                                  By:  /s/ Angus Russell
                                       -----------------------------------------
                                       Angus Russell

                                  EXHIBIT INDEX


Exhibit Number    Description

2.1 Merger Agreement, dated as of December 11, 2000, among BioChem Pharma Inc., 3829341 Canada Inc. and Shire Pharmaceuticals Group plc*

10.1 Stock Option Agreement dated as of December 11, 2000 between Shire Pharmaceuticals Group plc and BioChem Pharma Inc.*

99.1 Joint Press Release dated December 11, 2000



----------

*    Incorporated by reference to Shire's Form 8-K filed on December 11, 2000.